Cambria Global Momentum ETF
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Cambria Emerging Shareholder Yield ETF (a)	186,253	$7,802,138
Cambria Foreign Shareholder Yield ETF (a)(b)	447,831	15,844,261
Cambria Global Value ETF (a)	450,182	15,661,832
Cambria Micro and SmallCap Shareholder Yield ETF (a)(b)	268,572	7,724,104
Graniteshares Gold Trust (c)	160,356	7,652,188
Grizzle Growth ETF(d)(e)	157,234	7,839,105
Invesco DB Base Metals Fund	316,922	7,606,128
Invesco DB Precious Metals Fund (b)	63,443	7,356,216
iShares Global Consumer Discretionary ETF (b)	36,753	7,608,974
iShares Global Financials ETF (b)	62,793	7,643,164
iShares Global Industrials ETF	40,783	7,658,640
iShares Global Tech ETF (b)	71,948	7,707,789
iShares Global Utilities ETF	94,247	7,686,795
VanEck Gold Miners ETF (b)	73,384	6,912,773
Vanguard FTSE All World ex-US Small-Cap ETF (b)	50,685	7,729,462
TOTAL EXCHANGE TRADED FUNDS (Cost $104,157,831)		130,433,568

SHORT-TERM INVESTMENTS – 13.1%	Shares	Value
Investments Purchased with Proceeds from Securities Lending - 12.9%
First American Government Obligations Fund - Class X, 3.61% (f)	16,887,726	16,887,726

Money Market Funds - 0.2%
First American Treasury Obligations Fund - Class X, 3.60% (f)	280,116	280,116
TOTAL SHORT-TERM INVESTMENTS (Cost $17,167,842)		17,167,842

TOTAL INVESTMENTS - 113.0% (Cost $121,325,673)		147,601,410
Liabilities in Excess of Other Assets - (13.0)%		(16,930,926)
TOTAL NET ASSETS - 100.0%		$130,670,484

Percentages are stated as a percent of net assets.

FTSE – Financial Times Stock Exchange

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $15,383,955.
(c)	Non-income producing security.
(d)	Affiliated investment managed by Tidal Investments LLC, the Fund’s sub-adviser.
(e)	Affiliated investment due to Fund holding more than 5% of the outstanding shares.
(f)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Cambria Global Momentum ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$130,433,568	$–	$–	$130,433,568
Investments Purchased with Proceeds from Securities Lending	16,887,726	–	–	16,887,726
Money Market Funds	280,116	–	–	280,116
Total Investments	$147,601,410	$–	$–	$147,601,410

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions with affiliated companies during the period ended January 31, 2026, were as follows:

Security Name	Market Value as of April 30, 2025	Purchases	Sales	Market Value as of January 31, 2026	Share Balance as of January 31, 2026	Dividend Income	Change in Unrealize d Gain (Loss)	Realized Gain (Loss)
Cambria Emerging Shareholder Yield ETF	$ -	$7,235,165	$(820,677)	$7,802,138	186,253	$368,731	$1,348,321	$39,329
Cambria Foreign Shareholder Yield ETF	6,283,002	7,581,258	(646,302)	15,844,261	447,831	362,181	2,566,398	59,905
Cambria Global Value ETF	6,284,673	7,568,360	(1,881,797)	15,661,832	450,182	326,057	3,503,666	186,930
Cambria Micro and SmallCap Shareholder Yield ETF	-	7,456,451	-	7,724,104	268,572	-	267,653	-
Grizzle Growth ETF	-	7,192,880	(504,066)	7,839,105	157,234	31,729	1,113,414	36,877
	$12,567,675	$37,034,114	$(3,852,842)	$54,871,440	1,510,072	$1,088,698	$8,799,452	$323,041

Investments no longer affiliated as of January 31, 2026:

Security Name	Market Value as of April 30, 2025	Purchases	Sales	Market Value as of January 31, 2026	Share Balance as of January 31, 2026	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
Cambria Tactical Yield ETF	12,402,162	-	(12,385,076)	-	-	-	26,850	(43,936)
Cambria Tail Risk ETF	6,146,684	-	(5,679,876)	-	-	53,016	67,440	(534,248)
	$18,548,846	$ -	$(18,064,952)	$ -	-	$53,016	$94,290	$(578,184)
Grand Total	$31,116,521	$37,034,114	$(21,917,794)	$54,871,440	1,510,072	$1,141,714	$8,893,742	$(255,143)